                                                                    Exhibit 24.1
                                                                    ------------


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and all amendments thereto, in connection with the GenCorp Inc. 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated: October 18, 1999                     /s/ Robert A. Wolfe
                                            -----------------------------------
                                            Robert A. Wolfe
                                            Chief Executive Officer and Director


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and all amendments thereto, in connection with the GenCorp Inc. 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 18, 1999                    /s/ Terry L. Hall
                                            -----------------------------------
                                            Terry L. Hall
                                            Senior Vice President and Chief
                                            Financial Officer


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and all amendments thereto, in connection with the GenCorp Inc. 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 18, 1999                    /s/ J. Gary Cooper
                                            ------------------------------------
                                            J. Gary Cooper
                                            Director

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and all amendments thereto, in connection with the GenCorp Inc. 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 26, 1999                    /s/ William K. Hall
                                            ------------------------------------
                                            William K. Hall
                                            Director



                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and all amendments thereto, in connection with the GenCorp Inc. 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 18, 1999                    /s/ Dr. Robert K. Jaedicke
                                            ------------------------------------
                                            Dr. Robert K. Jaedicke
                                            Director


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and all amendments thereto, in connection with the GenCorp Inc. 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 18, 1999                    /s/ James M. Osterhoff
                                            ------------------------------------
                                            James M. Osterhoff
                                            Director